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                                                                    EXHIBIT 23.1




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



         As independent public accountants, we hereby consent to the incorporation by reference of our report dated January 28, 2000 included in this Form 10-K into the Company's previously filed Registration Statement File No. 33-31556, No. 33-69840, No. 33-56693, No. 333-34249, No. 333-47729,
No 333-62629, No. 333-76633, No. 333-76635 and No. 333-80091.




ARTHUR ANDERSEN LLP


Houston, Texas
March 24, 2000